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                                                                    Exhibit 10.2


                                December 1, 2000

To the Agent, Syndication Agent, Security Trustee and Lenders
Party to the Loan Agreement (as defined below)


Ladies and Gentlemen:

         Reference is made to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement") among KAV Inventory, LLC, Bank of America, N.A. (in its capacity as agent, the "Agent" and in its capacity as security trustee, the "Security Trustee"), Banc of America Securities LLC (in its capacity as lead arranger and syndication agent, the "Syndication Agent"), and the financial institutions party thereto from time to time (collectively, the "Lenders"). All capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

         To induce the Lenders to enter into the Loan Agreement:

         1. Kellstrom and AVS hereby agree that, until payment in full of all amounts outstanding under the Loan Agreement and the termination of commitments to extend credit thereunder, any expenses paid or payable by Borrower, other than the Excluded Expenses (as defined below), in excess of the applicable KAV Cap (each such expense, an "Excess KAV Expense"), shall be contributed equally by each of the members of Borrower, in order to allow Borrower to pay such expenses, in accordance with Section 7.03 of the Operating Agreement and subject to the Subordination Agreement related thereto. For purposes of this letter agreement, "Excluded Expenses" shall mean, (A) the Purchase Price (as defined in the Inventory Purchase Agreement), (B) any Consignee Commission (as defined in the Consignment Agreement), (C) any Reimbursable Expenses (as defined in the Consignment Agreement), (D) any amounts payable for purchases of parts by Borrower under the Consignment Agreement, (E) any amounts payable to Kellstrom, as consignee, from insurance proceeds received under the Consignment Agreement and (F) obligations of the Borrower under the Loan Documents (except for (i) any administration fees owed by Borrower pursuant to the Fee Letter and (ii) any post-closing legal fees or expenses or fees or expenses relating to appraisals, audits or examinations owed under the Loan Documents). The Agent, the Security Trustee and the Syndication Agent acknowledge that the provisions of AVS' senior credit facility and Kellstrom's senior credit facility contain certain limitations on the payment by them of Excess KAV Expenses.

         2. Kellstrom, AVS and Aviation Sales Distribution Services Company ("ASD") hereby agree that, until payment in full of all amounts outstanding under the Loan Agreement and the termination of commitments to extend credit thereunder, (i) the Cooperation Agreement shall not be amended or terminated without the prior written consent of the Agent and (ii) Borrower and the

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Agent shall be intended third party beneficiaries of the Cooperation Agreement.

         3. The occurrence of any of the following shall constitute an event of default hereunder and an Event of Default pursuant to Section 11.1(u) of the Loan Agreement:

                  (a) a default by any of Kellstrom, AVS or ASD in the observance or performance of their covenants and agreements contained in paragraph (1) hereof and the continuance of such default for a period of five (5) business days after the due date of the related Excess KAV Expense, notwithstanding the limitations on the payment thereof referenced in the last sentence of paragraph (1) hereof; or

                  (b) a default by any of Kellstrom, AVS or ASD in the observance or performance of their covenants and agreements contained in paragraph (2) hereof.

This agreement shall be interpreted and the rights and liabilities of the undersigned and each addressee hereof shall be determined in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of Georgia.

                                            Very truly yours,


                                            KELLSTROM INDUSTRIES, INC.

                                            By: /s/ Oscar Torres
                                               ---------------------------------
                                               Name: Oscar Torres
                                                    ----------------------------
                                                Title: Chief Financial Officer
                                                      --------------------------

                                            AVIATION SALES COMPANY

                                            By: /s/ Benito Quevedo
                                               ---------------------------------
                                               Name: Benito Quevedo
                                                    ----------------------------
                                                Title: President
                                                      --------------------------

                                            AVIATION SALES DISTRIBUTION SERVICES
                                            COMPANY


                                            By: /s/ Benito Quevedo
                                               ---------------------------------
                                               Name: Benito Quevedo
                                                    ----------------------------
                                                Title: President
                                                      --------------------------
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ACKNOWLEDGED:

BANK OF AMERICA, N.A., as Agent and
Security Trustee

By: /s/ Douglas E. Cowan
   ---------------------------------
   Name: Douglas E. Cowan
        ----------------------------
    Title: Vice President
          --------------------------


BANC OF AMERICA SECURITIES LLC,
as Syndication Agent

By: /s/ Yousuf Omar
   ---------------------------------
   Name: Yousuf Omar
        ----------------------------
    Title: Managing Director
          --------------------------


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